UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2022

Zentrum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56221	32-0620813
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4-30-4F, YotsuyaShinjuku-ku, Tokyo, Japan	160-0004
(address of principal executive offices)	(zip code)

+81-3-6303-9988
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

“We”, “Us”, and or “The Company” refer to Zentrum Holdings, Inc.

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K, originally filed on May 25, 2022, amends Item 8.01 to indicate that the Company, as a result of a clerical error, did not provide the Company’s transfer agent with the documentation required to record the sales of shares mentioned below in Item 8.01. The Company has since provided all required documentation, and the Company’s transfer agent has recorded the sales of shares on November 13, 2024.

Item 8.01 Other Events

On May 24, 2022, our largest controlling shareholder, Koichi Ishizuka, sold a total of 3,567,000 shares of restricted common stock of the Company to the following parties in the respective quantities:

Name of Purchaser	Common Shares Purchased	Price Paid Per Share ($)	Total Approximate Amount Paid ($)
Rei Ishizuka[1]	1,716,000	0.0001	171.60
White Knight Co., Ltd. [2]	1,000,000	0.0001	100.00
Eiichi Ueda	251,000	0.0001	25.10
Yuko Takeuchi	600,000	0.0001	60.00
Total	3,567,000	0.0001	356.70

1 Rei Ishizuka is the wife of Koichi Ishizuka. Koichi Ishizuka is our controlling shareholder, sole officer, and only director.

2 White Knight Co., Ltd. is owned and controlled by Koichi Ishizuka. White Knight Co., Ltd. is a Japanese entity.

In regards to all of the above transactions, Koichi Ishizuka claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

An unsigned, blank, copy of the specimen subscription used for the aforementioned sale(s) of common shares is attached herein as exhibit 10.1. This Form 8-K does not purport to include full details and or terms of the sale of shares to Rei Ishizuka, White Knight Co., Ltd., Eiichi Ueda, and Yuko Takeuchi.

Due to a clerical error, the Company failed to provide its transfer agent with the necessary documentation to record the above sales of shares that occurred in May 2022. This issue has now been resolved, and the transfer agent recorded the sales of shares on November 13, 2024.

Please refer to the explanatory note above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Specimen Subscription Agreement - Unsigned, Blank Copy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Zentrum Holdings, Inc.

Dated: November 27, 2024	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer, Chief Financial Officer, Director